Tonix Pharmaceuticals Holding Corp. 8-K

Exhibit 99.02

704

MDSC-Targeted mTFF2-MSA (mTNX-1700*) Suppresses Tumor Growth and Increases Survival in Anti-PD-1 Treated MC38 and CT26.wt Murine Colorectal Cancer Models

Bruce L. Daugherty[1], Rebecca J. Boohaker[2], Rebecca Johnstone[2], Karr Stinson[2], Jin Qian[3], Timothy C. Wang[3], Seth Lederman[1]

[1]Tonix Pharmaceuticals, Inc., Chatham, NJ, [2]Southern Research, Birmingham, AL, [3]Division of Digestive and Liver Diseases, Irving Cancer Research Center, Columbia University Medical Center, New York, NY

*TNX-1700 is an investigational new biologic and has not been approved for any indication

Abstract

Aims: Myeloid-derived suppressor cells (MDSCs) in the tumor microenvironment are a potential therapeutic target in immune checkpoint cancer therapy, but MDSC-targeted therapies have yet been shown to improve survival. Trefoil factor family 2 (TFF2), a secreted anti-inflammatory peptide, can suppress MDSC expansion and activate tumor immunity in part through agonism of the CXCR4 receptor[1-3]. The aim of this study is to investigate whether a novel TFF2 – albumin fusion peptide (TFF2-MSA) can improve survival in anti-PD-1 treated syngeneic colorectal cancer (CRC) mouse models.

Methods: Two syngeneic colon carcinoma mouse models were developed using cell lines grafted subcutaneously into mice. MC38 CRC cells were engrafted into C57BL/6 mice while CT26.wt CRC cells were implanted into BALB/C mice We generated a recombinant fusion protein, designated mTFF2-MSA, which contains murine TFF2 fused to murine serum albumin (MSA), for the purpose of increasing half-life and reducing dose frequency. Mice subsequently received either mTFF2-MSA or anti-PD-1 antibody (clone 29F.1A12) or both, and tumor volume, and survival were measured. At the endpoint, flow cytometry was performed to examine treatment-induced effects on immune profiles.

Results: In the MC38 model, administration of mTFF2-MSA suppressed tumor growth (TGI 50%), the combination of mTFF2-MSA and anti-PD-1 had an additive effect and suppressed tumor growth dramatically (TGI 87%). The combination also exhibited a survival rate of 90% after 50 days, while vehicle and single mTFF2-MSA therapy were 20% and 50%, respectively. The percentage of exhausted CD8+ T cells was markedly reduced in the draining lymph node by the combination treatment, as measured by flow cytometry using antibodies against LAG3, TIM3 and PD-1. In the CT26.wt model, administration of mTFF2-MSA alone exhibited little effect, but the combination of anti-PD-1 and mTFF2-MSA showed a profound effect. In the CT26.wt model, administration of mTFF2-MSA suppressed tumor growth (TGI 16%), anti-PD-1 alone (TGI 40%) and the combination of mTFF2-MSA and anti-PD-1 (TGI 60%).

Conclusion: Targeting MDSCs using mTFF2-MSA fusion protein synergizes well with PD-1 blockade therapy in advanced and metastatic syngeneic mouse models of colorectal cancer. In a separate abstract, additive effects between mTFF2-MSA and anti-PD-1 antibody were also demonstrated in a separate ACKP (Atp4b-Cre; Cdh1-/-; LSL-KrasG12D; Trp53-/-) gastric cancer model, suggesting combination therapy may also be applicable to gastric cancer.

Introduction

Tumors Create a Toxic, Immunosuppressive Microenvironment (TME)



The TME supports tumor growth and enables cancers to thrive by evading immune surveillance and destruction
Healthy cell
Malignant cell
Myeloid-derived suppressor cell (MDSC)
Cancer-associated fibroblast
Exhausted CD8 T cell
Cytotoxic CD8 T cell
CD4 T cell
Dendritic cell (DC)
B cell
Natural Killer (NK) cell
Macrophage
Neutrophil

MDSCs are a Major Therapeutic Target

- Tumors are surrounded by endothelial and stroma cells, and invading immune cells, both innate and adaptive[4,5]
- Complex regulatory network supports tumor growth, enabling cancers to thrive by evading immune surveillance and destruction[5,6]
- The TME sabotages tumor-killing cytotoxic CD8 T cells[1]
- Myeloid-derived suppressor cells (MDSCs) interfere with anticancer immunity[5,6]
- Levels of MDSCs tend to correlate with tumor stage, patient survival, and metastatic burden and may predict poor responses to certain cancer treatments[7]
- MDSCs represent a central mechanism of immunosuppression in cancer; targeting these cells could significantly improve our ability to fight cancer[8,9]

Therapeutic Strategies Include[9]:

- Promoting differentiation of MDSCs to a non-immunosuppressive cell type
- Blocking MDSC immunosuppressive functions
- Inhibiting MDSC expansion
- Eliminating MDSCs

Results

Fig 1: mTFF2-MSA is a Novel Fusion Protein



Murine TFF2
106 AA
Murine Serum Albumin
584 AA
MW (kDa)
250
150
100
75
50
37
1
2
SDS-PAGE
1) Reduced
2) Non-reduced

Fig 2: Schematic of Syngeneic CRC Tumor Model



D11-49:
Treatment Period
mTFF2-MSA (M/W/F)
Anti-PD1 (Q7D)
D11:
Dose Initiation
D49
Study Termination
D0:
s.c. implant of CRC cell line
D10:
Randomization:
Average tumor volume=75mm³
D11-33:
PK sampling of non-tumored mice

Fig 3: PK Analysis of mTFF2-MSA in Mice

- Dose: 40 mg/kg i.p.
- N = 3/group
- Murine TFF2 ELISA on mouse serum



Concentration, µg/mL
1500
1000
500
0
-500
0 hr
1 hr
6 hr
24 hr
72 hr
96 hr
7 day
14 day
21 day
Time Post-Injection

Fig 4: Inhibition of Tumor Growth in the MC38 CRC Model



Vehicle
mTFF2-MSA
Anti-PD-1
mTFF2-MSA/Anti-PD1
Tumor Volume, mm³
Dose Initiation
50%
82%
87%
Days on Study
Day 49
**p<0.001
****p<0.0001

Fig 5: Probability of Survival in the MC38 CRC Model



Percent
Days
Vehicle
mTFF2-MSA
Anti-PD-1
mTFF2-MSA/Anti-PD1

Hazard Ratio (Mantel-Haenszel)	Vehicle/TFF2-MSA	Vehicle/Anti-PD-1	Vehicle/Combo
Ratio	1.77	7.63	6.08
95% CI	0.51 – 6.11	1.77 – 32.89	1.44 – 25.58

Fig 6: Inhibition of Tumor Growth in the CT26.wt CRC Model



Vehicle
mTFF2-MSA
Anti-PD-1
mTFF2-MSA/Anti-PD1
Tumor Volume (mm³)
16%
40%
60%
Days on Study
Day 25
*p<0.05

Fig 7: Probability of Survival in the CT26.wt CRC Model



Percent
Days
Vehicle
mTFF2-MSA
Anti-PD-1
mTFF2-MSA/Anti-PD1

Hazard Ratio (Mantel-Haenszel)	Vehicle/mTFF2-MSA	Vehicle/Anti-PD-1	Vehicle/Combo
Ratio	2.57	5.46	5.08
95% CI	0.74 – 8.92	1.50 – 19.88	1.36 – 18.95

Fig 8: Immunophenotyping of the TME and the Lymph Nodes in the MC38 CRC Model



TILs
Draining LNs
CD8 Exhaustion Markers
LAG3
TIM3
PD1
Vehicle
mTFF2/MSA
mTFF2/MSA/Anti-PD1
*p<0.05
****p<0.0001
Total Macrophages
M2 Macrophages
TILs
No treatment
mTFF2-MSA
Anti-PD1
Combination
Monocyte
M2 ϕ
Tumor Promotor
M1 ϕ
Tumor Suppressor
CD8 LAG3
CD8 TIM3
CD8 PD-1
Draining Lymph Node
Axillary Lymph Node
Anti-PD-1 Reimplant (No Treatment)
Combo Reimplant (No Treatment)
Combo Reimplant (mTFF2-MSA)

Conclusions

- mTFF2-MSA (mTNX-1700) is a novel fusion protein and exhibits an extended half-life *in vivo* in mice.
- In the MC38 mouse model of colorectal cancer, mTFF2-MSA alone inhibited tumor growth by 50%, and is additive with anti-PD-1 by inhibiting tumor growth by 87%.
- In the MC38 model, survival was 90% in the combination treated group after 50 days, with 40% exhibiting a complete response, while 20% survived in the untreated group.
- In the MC38 model, the percentage of exhausted CD8+ T cells was markedly reduced in the draining lymph node by treatment with TFF2-MSA alone, and the combination treated group, as measured by flow cytometry using antibodies against LAG3, TIM3 and PD-1.
- In the MC38 model, the percentage of total macrophages in the tumor microenvironment were markedly increased in the anti-PD-1 and the combination treated groups.
- In the MC38 model, in animals with complete remission, comparison of exhaustion markers on CD8+ T cells, LAG3+ T cells are reduced in the draining lymph node in the combination treated group, while suppression of PD-1+ T cells are observed in the axillary lymph node.
- In the CT26.wt mouse model of colorectal cancer, mTFF2-MSA alone inhibited tumor growth by 16%, and is additive with anti-PD-1 by inhibiting tumor growth by 60%.
- In the CT26.wt model, survival was 60% in the combination treated group after 30 days, while 0% survived in the untreated group.
- TNX-1700 is a novel mechanism for suppressing MDSCs and has the potential to synergize with other immuno-oncology drugs.

References

1. Dubeykovskaya Z, et al. *JBC*, 2009; 284:3650-366
2. Dubeykovskaya Z, et al. *Nature Comm*. 2016;7:1-11
3. Dubeykovskaya Z, et al. *Cancer Gene Ther*. 2019;26:48-57
4. Belli C, et al. *Cancer Treat Rev.* 2018;65:22-32
5. Roma-Rodriguez C, et al. *Int J Mol Sci.* 2019;20(4):840
6. Tsai M, et al. *ISRN Biochem.* 2014:351959
7. Condamine T, et al. *Annu Rev Med.* 2015;66:97-110
8. Tuccito A, et al. *Virchows Arch.* 2019;474(4):407-420
9. Gabrilovitch DI, et al. *Nat Rev Immunol.* 2009;9(3):162-174

AACR Annual Meeting, Orlando, FL, April 16, 2023